Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), the undersigned, Issachar Gerlitz, Chief Executive Officer of Ness Technologies, Inc., a Delaware corporation (the “Company”), does hereby certify, to his knowledge, that:

The Annual Report on Form 10-K for the fiscal year ended December 31, 2009 of the Company (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2010	/s/ ISSACHAR GERLITZ
Issachar Gerlitz
Chief Executive Officer
(principal executive officer)